Related Party Transactions	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related party transactions	RELATED PARTY TRANSACTIONS
a) Transactions with existing related parties:

Amounts due from related parties as of June 30, 2024 and December 31, 2023 consisted of the following:

(in thousands of $)	June 30, 2024	December 31, 2023
Avenir	7,525	7,312
Non-current amounts due from Avenir are comprised primarily of unpaid debt guarantee fees, a revolving shareholder loan and related interest and fees.
In 2021, we entered into a revolving shareholder loan which was extended to November 2025. The facility bears a fixed interest rate of 7%. As of June 30, 2024, the shareholder loan of $5.3 million is fully drawn and the total interest receivables amounted to $0.2 million and $0.1 million for the six months ended June 30, 2024 and 2023, respectively. Avenir also entered into agreements to compensate Golar in relation to the provision of certain debt guarantees relating to Avenir and its subsidiaries, amounting to $0.1 million and $0.1 million for the six months ended June 30, 2024 and 2023, respectively.

b) Transactions with former related parties

Following the sale of our CoolCo shares in March 2023, CoolCo ceased to be a related party and subsequent transactions with CoolCo and its subsidiaries were treated as third-party transactions and settled under normal payment terms.

Summarized below are the transactions with CoolCo and its subsidiaries for the period from January 1, 2023 to March 2, 2023:

(in thousands of $)	Period ended January 1, 2023 to March 2, 2023
Management and administrative services revenue	588
Ship management fees expense	(333)
Debt guarantee fees	175
Commitment fees	21
Total	451